SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13
or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2004

Doral Financial Corporation

(Exact name of registrant as specified in this charter)

Puerto Rico	0-17224	66-0312162

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico	00920-2717

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 474-6700

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717

(Former address)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

99.1	Doral Financial Corporation press release dated July 14, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 14, 2004 Doral Financial Corporation issued a press release announcing the unaudited earnings results for the second quarter and six months ended June 30, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

     The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION
By:	/s/ Ricardo Melendez
Ricardo Melendez
Executive Vice President and Chief Financial Officer

Date: July 14, 2004

2